UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 1, 2012

(Date of earliest event reported)

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

KS	1-3368	44-0236370
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

(417) 625-5100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION

Item 2.03                     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On June 1, 2012, The Empire District Electric Company (the “Company”) announced the conclusion of the second settlement related to a Bond Purchase Agreement dated as of April 2, 2012, for a private placement of $88,000,000 aggregate principal amount of its 3.58% Series First Mortgage bonds due 2027. The first settlement of $38,000,000 occurred on April 2, 2012. Today’s settlement of $50,000,000 completes the private placement transaction. All bonds of this new series will mature on April 2, 2027. Interest is payable semi-annually on the bonds on each April 2 and October 2, commencing October 2, 2012.

The bonds may be redeemed, at the Company’s option, at any time prior to maturity, at par plus a make whole premium, together with accrued and unpaid interest, if any, to the redemption date.

The terms of the bonds are set forth in the Bond Purchase Agreement, dated as of April 2, 2012, by and among the Company and the purchasers named therein, and the Thirty-Eighth Supplemental Indenture of Mortgage and Deed of Trust dated as of April 2, 2012, by and among the Company and The Bank of New York Mellon Trust Company, N.A., as principal trustee, and UMB Bank & Trust, N.A., as Missouri trustee.

The bonds have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Bond Purchase Agreement, dated as of April 2, 2012, attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated April 2, 2012, and the Thirty-Eighth Supplemental Indenture of Mortgage and Deed of Trust, dated as of April 2, 2012, attached as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated April 2, 2012, each incorporated herein by reference.

SECTION 8 - OTHER EVENTS

Item 8.01                     Other Events

On June 1, 2012, the Company issued a press release announcing the issuance of the bonds. A copy of the press release is furnished herewith as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.                  Financial Statements and Exhibits.

(d)         Exhibits:

4.1              Bond Purchase Agreement, dated as of April 2, 2012, by and among the Company and the Purchasers named therein (Incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K dated April 2, 2012, and filed April 2, 2012, File No. 1-3368)

4.2             Thirty-Eighth Supplemental Indenture, dated as of April 2, 2012, to the Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, as amended and supplemented, by and among the Company, The Bank of New York Mellon Trust Company, N.A. and UMB Bank & Trust, N.A. (Incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K dated April 2, 2012, and filed April 2, 2012, File No. 1-3368)

99.1        Press Release dated June 1, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By	/s/ Laurie A. Delano
Name: Laurie A. Delano
Title: Vice President — Finance and Chief Financial Officer

Dated: June 1, 2012

Exhibit Index

Exhibit No.	Description

4.1

Bond Purchase Agreement, dated as of April 2, 2012, by and among the Company and the Purchasers named therein (Incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K dated April 2, 2012, and filed April 2, 2012, File No. 1-3368)

4.2

Thirty-Eighth Supplemental Indenture, dated as of April 2, 2012, to the Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, as amended and supplemented, by and among the Company, The Bank of New York Mellon Trust Company, N.A. and UMB Bank & Trust, N.A. (Incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K dated April 2, 2012, and filed April 2, 2012, File No. 1-3368)

99.1	Press Release dated June 1, 2012